FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 33-57724

Tweedy, Browne Fund Inc.

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Supplement dated December 26, 2023

to

Statement of Additional Information dated July 28, 2023

This supplement amends certain information in the Statement of Additional Information (the “SAI”), dated July 28, 2023, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund, each a series of Tweedy, Browne Fund Inc. (the “Company”). Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

Retirement of Director

On December 12, 2023 Paul F. Balser notified the Board that he was retiring as a director of the Company, effective immediately. All disclosure in the SAI inconsistent with the foregoing is hereby supplemented or deleted, as appropriate.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TWB-Sup-Dec2023-1